UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  ------------

                                   FORM N-CSR

                                  ------------

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-06400

                        THE ADVISORS' INNER CIRCLE FUND
               (Exact name of registrant as specified in charter)

                                  ------------

                               101 Federal Street
                                Boston, MA 02110
              (Address of principal executive offices) (Zip code)

                                SEI Corporation
                            One Freedom Valley Drive
                                 Oaks, PA 19456
                    (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (877) 446-3863

                   DATE OF FISCAL YEAR END: DECEMBER 31, 2010

                  DATE OF REPORTING PERIOD: DECEMBER 31, 2010

ITEM 1. REPORTS TO STOCKHOLDERS.



                        THE ADVISORS' INNER CIRCLE FUND


                                 [LOGO OMITTED]
                                   USFS FUNDS
                      MANAGED BY PENNANT MANAGEMENT, INC.
                      -----------------------------------
                         A WHOLLY OWNED USFS SUBSIDIARY


                  USFS FUNDS LIMITED DURATION GOVERNMENT FUND
                   USFS FUNDS TACTICAL ASSET ALLOCATION FUND




ANNUAL REPORT                                                  DECEMBER 31, 2010

















                                                INVESTMENT ADVISER:

                                                PENNANT MANAGEMENT, INC.

THE ADVISORS' INNER CIRCLE FUND                                USFS FUNDS
                                                               DECEMBER 31, 2010


--------------------------------------------------------------------------------
                             TABLE OF CONTENTS
--------------------------------------------------------------------------------
Shareholders' Letter .......................................................   1
Schedules of Investments ...................................................   7
Statements of Assets and Liabilities .......................................  15
Statements of Operations ...................................................  16
Statements of Changes in Net Assets ........................................  17
Financial Highlights .......................................................  19
Notes to Financial Statements ..............................................  21
Report of Independent Registered Public Accounting Firm ....................  33
Disclosure of Fund Expenses ................................................  34
Trustees and Officers of The Advisors' Inner Circle Fund ...................  36
Notice to Shareholders .....................................................  44


The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. The Funds' Forms N-Q are available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0300.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Funds voted proxies relating to portfolio securities during the most recent period ended June 30, is available (i) without charge, upon request, by calling 1-877-299-USFS (8737); and (ii) on the Commission's website at http://www.sec.gov.

THE ADVISORS' INNER CIRCLE FUND                                USFS FUNDS
                                                               DECEMBER 31, 2010

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHAREHOLDERS' LETTER
--------------------------------------------------------------------------------

USFS FUNDS 2010 COMMENTARY

USFS LIMITED DURATION GOVERNMENT BOND FUND (USLDX)

USFS TACTICAL ASSET ALLOCATION FUND (USFSX)


INTRODUCTION

USFSX is our firm's signature equity mutual fund and is managed by the team of Chris Weber, James Habanek, CFA, and David Trotter. USLDX is our well-respected U.S. Government bond fund and is managed by the team of James Habanek, CFA and John Culhane, CFA.

FUND PERFORMANCE REVIEW

USLDX had a total return of 1.92% in 2010. That 1.92% total return compared favorably to the Bloomberg Short-Term Government and Agency peer group total return of 1.62% . Per share distributions to shareholders included $0.14 in dividends, $0.08 in short-term capital gains, and $0.06 in long-term capital gains, for a total distribution of $0.28 per share. The Fund's primary benchmark, the BofA Merrill Lynch 1-3 Year Treasury Index, had a total return of 2.35% . At all times, the Fund limits its holdings to securities that have a risk-based weighting of 20% or less under the current risk-based capital regulations established by the Federal Financial Institutions Examination Council. As such, the Fund's performance was somewhat mitigated relative to its peer group due to this high emphasis upon quality. Lower rated fixed-income securities outperformed more highly rated debt instruments as the credit crises diminished, the equity markets advanced, and economic growth accelerated in the second half of 2010.

2010 was a profitable year for most investors. Generally speaking, stocks, bonds, and commodities all finished the year higher. The S&P 500 advanced 15.06% for the year, and the Dow Jones Industrial Average rose 14.06%. The USFSX rewarded shareholders with a 14.07% return for the year.

THE ADVISORS' INNER CIRCLE FUND                                USFS FUNDS
                                                               DECEMBER 31, 2010


--------------------------------------------------------------------------------

Generally speaking, we were pleased with the Fund's performance in 2010. As we will discuss in the following paragraphs, the Fund was positioned somewhat defensively throughout the latter half of 2010. The stock market experienced a pullback during 2Q 2010, and we thought it probable that the market would struggle to advance the rest of the year. Consequently, we tried to position the Fund to outperform in a sideways to slightly down environment. Instead, the market moved dramatically higher during the second half of the year. Despite our cautious stance, the Fund provided shareholders with a substantial return that captured over 93% of the market advance, as measured by the S&P 500. Part of the defensive moves that we implemented in 2010 involved investing a significant amount of the Fund in high quality dividend growth stocks.

Approximately 30% of USFSX was allocated to equities that have a track record of positive return on invested capital and have consistently grown their dividend. The objective of this strategy is to invest in high quality companies that have an above average dividend yield and trade at a discount to intrinsic value. As a group, the high dividend stocks captured most of the market gains in 2010, and we anticipate they will outperform in a period of flat or declining stock prices.

In addition to the high dividend names that were added, the Fund also made extensive use of covered call writing, primarily on the S&P 500, but also on individual names. The market's relentless advance during the second half of the year led holders of the calls to exercise their option to buy shares from the fund, but generally speaking, the strategy was accretive. We anticipate that the Fund will continue to write covered calls in 2011, as we think it probable that the cyclical bull market will run into significant resistance.

THE ADVISORS' INNER CIRCLE FUND                                USFS FUNDS
                                                               DECEMBER 31, 2010

--------------------------------------------------------------------------------

2011 OUTLOOK

FIXED INCOME MARKET

Credit market yields moved materially lower throughout the first three quarters of 2010 in response to uncertainty about the sustainability of the economic recovery, the sovereign-debt crisis in Europe, and a very expansionary Federal Reserve monetary policy. However, yields jumped sharply in the fourth quarter as the above-mentioned concerns diminished and expectations have mounted that the Fed will not need to provide further monetary accommodation after their current round of Quantitative Easing and its balance sheet expansion ends in June, 2011. Interestingly, the yields on both the two and ten-year U.S. Treasury notes fell by 54 basis points in 2010, resulting in no change in the slope of the benchmark yield curve. This apparent stability, however, masks the considerable yield volatility that occurred throughout the year. For example, the yield on the benchmark ten-year Treasury note began the year at 3.84%, fell to 2.33% in October, and then rose to 3.56% in December.

The fund managers expect yield volatility to continue throughout 2011, but for yields to trend higher throughout the year after a period of stability within the very near term. Both investors and policy-makers are becoming increasingly persuaded that the economic revival is gathering pace and that the day of diminished Fed monetary accommodation is drawing nearer. The fund managers further believe that the Fed will begin to raise its short-term interest rate targets in the fourth quarter of 2011, or early in 2012. Nonetheless, stresses within the European debt markets, diminished fiscal stimulus in the U.S. later this year, low levels of price inflation, and the potential for slower than expected economic growth both domestically and globally could all and at any time serve to mitigate increases in interest rates, and at times move them lower. In view of the above, the fund managers continue to shorten the overall duration of the holdings within the Limited Duration Government Fund and to hold greater amounts of cash and cash equivalents. A bear flattening of the yield curve in anticipation of Fed policy tightening is likely to be the next major move in the debt markets.

THE ADVISORS' INNER CIRCLE FUND                                USFS FUNDS
                                                               DECEMBER 31, 2010


--------------------------------------------------------------------------------

EQUITY MARKET

As 2011 begins, the stock market is near its highs, and bullish forecasts calling for further gains abound. Bloomberg conducted a poll of the chief market strategists for 13 of the largest banks in the world. All 13 of them called for the market to advance and finish 2011 higher. The December 17, 2010 USA TODAY front page headline read, "5 Wall Street heavyweights say it's time to GET BACK INTO STOCKS." These are merely two examples of the positive stories that are prevalent in the media today. Universal bullishness of this magnitude usually means that at least a short term market correction is likely.

We have frequently stated our belief that U.S. equities are in a secular bear market. Given our dire long term view, we think it highly probable that the current cyclical market rally, which began in March of 2009, will come to an end in 2011. We believe the stock market will experience a meaningful decline that will once again rattle investor confidence. We think it likely that P/E ratios will compress in 2011 and restrain much of the stock price appreciation that investors might normally expect to see when companies are reporting higher earnings. A combination of high expectations and shrinking P/E ratios will help play a role in causing a significant market decline, much as it did during the 1974-1975 market correction.

When a market correction does ensue, likely ushering in a cyclical bear market, we expect that traditionally defensive sectors such as consumer staples, utilities, and telecom should outperform the market, even though those sectors will also be likely to post negative absolute returns. Blue chip, large cap stocks offering relatively high dividend yields should also be likely outperformers. Although many of the emerging markets are experiencing secular bull markets, if a global correction does ensue, these markets will almost certainly suffer significant losses as well.

THIS REPRESENTS THE MANAGER'S ASSESSMENT OF THE FUNDS AND MARKET CONDITIONS AT A SPECIFIC POINT IN TIME AND SHOULD NOT BE RELIED UPON BY THE READER AS RESEARCH OR INVESTMENT ADVICE.

THE ADVISORS' INNER CIRCLE FUND                                 USFS FUNDS
                                                                LIMITED DURATION
                                                                GOVERNMENT FUND

--------------------------------------------------------------------------------

Growth of a $10,000 Investment


                              [LINE GRAPH OMITTED]



                                                 B OF A MERRILL
                USFS FUNDS LIMITED DURATION      LYNCH 1-3 YEAR
                    GOVERNMENT FUND            US TREASURY INDEX

7/6/04                   $10000                       $10000
Dec 04                    10044                        10066
Dec 05                    10245                        10234
Dec 06                    10692                        10640
Dec 07                    11357                        11418
Dec 08                    11836                        12173
Dec 09                    12096                        12268
Dec 10                    12329                        12556


--------------------------------------------------------------------------------
                             ANNUAL TOTAL RETURN(1)
                      FOR PERIODS ENDED DECEMBER 31, 2010
--------------------------------------------------------------------------------
                        ANNUALIZED       ANNUALIZED       ANNUALIZED
      ONE YEAR            3 YEAR           5 YEAR          INCEPTION
       RETURN             RETURN           RETURN          TO DATE(2)
--------------------------------------------------------------------------------
       1.92%               2.77%            3.77%            3.28%
--------------------------------------------------------------------------------


(1) THE PERFORMANCE DATA QUOTED HEREIN REPRESENTS PAST PERFORMANCE AND THE RETURN AND VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT, WHEN REDEEMED, MAY BE WORTH LESS THAN ITS ORIGINAL COST. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE FUND'S PERFORMANCE ASSUMES THE REINVESTMENT OF ALL DIVIDENDS AND ALL CAPITAL GAINS. INDEX RETURNS ASSUME REINVESTMENT OF DIVIDENDS AND, UNLIKE A FUND'S RETURNS, DO NOT REFLECT ANY FEES OR EXPENSES. IF SUCH FEES AND EXPENSES WERE INCLUDED IN THE INDEX RETURNS, THE PERFORMANCE WOULD HAVE BEEN LOWER. PLEASE NOTE THAT ONE CANNOT INVEST DIRECTLY IN AN UNMANAGED INDEX. FEE WAIVERS WERE IN EFFECT, IF THEY HAD NOT BEEN IN EFFECT, PERFORMANCE WOULD HAVE BEEN LOWER. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(2)  THE USFS FUNDS LIMITED DURATION FUND COMMENCED OPERATIONS ON JULY 6, 2004.

(3) THE B OF A MERRILL LYNCH 1-3 YEAR US TREASURY INDEX IS AN UNMANAGED INDEX THAT TRACKS THE PERFORMANCE OF THE DIRECT SOVEREIGN DEBT OF THE U.S. GOVERNMENT HAVING A MATURITY OF AT LEAST ONE YEAR AND LESS THAN THREE YEARS.

THE ADVISORS' INNER CIRCLE FUND                                  USFS FUNDS
                                                                 TACTICAL ASSET
                                                                 ALLOCATION FUND

--------------------------------------------------------------------------------

Growth of a $10,000 Investment

                              [LINE GRAPH OMITTED]


                    USFS FUNDS TACTICAL             S&P 500 INDEX
                   ASSET ALLOCATION FUND

11/30/09                 $10,000                       $10,000
Dec 09                    10,215                        10,193
Dec 10                    11,652                        11,729

--------------------------------------------------------------------------------
                             ANNUAL TOTAL RETURN(1)
                      FOR PERIODS ENDED DECEMBER 31, 2010
--------------------------------------------------------------------------------
                        ONE YEAR           ANNUALIZED
                         RETURN        INCEPTION TO DATE(2)
--------------------------------------------------------------------------------
                         14.07%               15.16%
--------------------------------------------------------------------------------


(1) THE PERFORMANCE DATA QUOTED HEREIN REPRESENTS PAST PERFORMANCE AND THE RETURN AND VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT, WHEN REDEEMED, MAY BE WORTH LESS THAN ITS ORIGINAL COST. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE FUND'S PERFORMANCE ASSUMES THE REINVESTMENT OF ALL DIVIDENDS AND ALL CAPITAL GAINS. INDEX RETURNS ASSUME REINVESTMENT OF DIVIDENDS AND, UNLIKE A FUND'S RETURNS, DO NOT REFLECT ANY FEES OR EXPENSES. IF SUCH FEES AND EXPENSES WERE INCLUDED IN THE INDEX RETURNS, THE PERFORMANCE WOULD HAVE BEEN LOWER. PLEASE NOTE THAT ONE CANNOT INVEST DIRECTLY IN AN UNMANAGED INDEX. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(2) THE USFS FUNDS TACTICAL ASSET ALLOCATION FUND COMMENCED OPERATIONS ON NOVEMBER 30, 2009.

(3)  THE S&P 500 INDEX CONSISTS OF 500 STOCKS CHOSEN FOR MARKET SIZE,
     LIQUIDITY, AND INDUSTRY GROUP REPRESENTATION. IT IS A MARKET-VALUE WEIGHTED INDEX (STOCK PRICE TIMES NUMBER OF SHARES OUTSTANDING), WITH EACH STOCK'S WEIGHT IN THE INDEX PROPORTIONATE TO ITS MARKET VALUE. THE S&P 500 INDEX IS ONE OF THE MOST WIDELY USED BENCHMARKS OF U.S. EQUITY PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

THE ADVISORS' INNER CIRCLE FUND                                USFS FUNDS
                                                               LIMITED DURATION
                                                               GOVERNMENT FUND
                                                               DECEMBER 31, 2010
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS (UNAUDITED)+
--------------------------------------------------------------------------------

[BAR GRAPH OMITTED]

26.3% U.S. Government Agency Obligations
24.9% Small Business Administration
19.7% Short Term Investment
15.0% U.S. Government Agency Mortgage-Backed Obligations
14.1% U.S. Treasury Obligations
+ PERCENTAGES ARE BASED ON TOTAL INVESTMENTS.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 23.4%
--------------------------------------------------------------------------------

DESCRIPTION                                         FACE AMOUNT        VALUE
--------------------------------------------------------------------------------
FEDERAL HOME LOAN BANK (FHLB)
   4.770%, 09/20/12 ..............................   $1,151,412      $ 1,206,344
   4.720%, 09/20/12 ..............................    1,258,629        1,319,987
   3.250%, 07/22/15 (B) ..........................      500,000          484,347
   3.000%, 08/26/15 (B) ..........................      500,000          477,902
   2.000%, 11/20/12 (B) ..........................    1,000,000        1,007,836
   1.250%, 12/16/11 (B) ..........................    1,000,000          994,228
   1.125%, 09/30/12 (B) ..........................    1,000,000          984,586
   1.000%, 07/28/11 (B) ..........................      500,000          501,730
   1.000%, 09/30/11 (B) ..........................    1,000,000          992,885
FEDERAL HOME VALUE LOAN MORTGAGE CORP. (FHLMC)
   2.000%, 01/15/12 (B) ..........................    1,000,000        1,000,760
   2.000%, 02/15/12 (B) ..........................    1,000,000        1,001,766
FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)
   2.000%, 08/25/12 (B) ..........................      500,000          489,058
   1.500%, 09/28/12 (B) ..........................    1,000,000          982,861
   1.250%, 09/17/11 (B) ..........................      550,000          542,549
   1.000%, 10/13/11 (B) ..........................    1,000,000          989,735
                                                                     -----------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
   (Cost $13,021,903)                                                 12,976,574
                                                                     -----------
--------------------------------------------------------------------------------
SMALL BUSINESS ADMINISTRATION (SBA) -- 22.1%
--------------------------------------------------------------------------------
SBA
   7.125%, 06/25/24 ..............................       53,864           58,018
   7.100%, 02/01/17 ..............................       16,105           17,398
   5.250%, 06/25/14 (A) ..........................        2,463            2,559
   4.265%, 05/25/14 (A) ..........................      114,316          116,881


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                USFS FUNDS
                                                               LIMITED DURATION
                                                               GOVERNMENT FUND
                                                               DECEMBER 31, 2010
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SMALL BUSINESS ADMINISTRATION (SBA) -- CONTINUED
--------------------------------------------------------------------------------

DESCRIPTION                                         FACE AMOUNT         VALUE
--------------------------------------------------------------------------------
   3.875%, 02/25/25 (A) ..........................   $   32,417      $    34,610
   3.625%, 07/25/16 (A) ..........................       25,025           25,566
   3.625%, 04/25/21 (A) ..........................        5,510            5,627
   3.625%, 10/25/24 (A) ..........................       17,318           18,499
   3.625%, 10/25/25 (A) ..........................       26,589           28,132
   3.375%, 09/25/25 (A) ..........................       26,859           27,723
   3.125%, 03/25/11 (A) ..........................        1,177            1,172
   3.125%, 07/25/21 (A) ..........................        4,208            4,319
   3.125%, 06/25/25 (A) ..........................       13,434           14,139
   2.575%, 11/25/14 (A) ..........................      550,780          559,968
   1.625%, 04/25/16 (A) ..........................       10,119           10,029
   1.625%, 10/25/18 (A) ..........................       81,912           81,631
   1.400%, 09/25/32 (A) ..........................      888,510          904,357
   1.375%, 07/25/17 (A) ..........................       30,741           30,919
   1.375%, 09/25/17 (A) ..........................        4,649            4,678
   1.250%, 10/25/13 (A) ..........................      525,104          524,497
   1.250%, 01/25/14 (A) ..........................        1,619            1,617
   1.250%, 03/25/17 (A) ..........................        9,367            9,393
   1.250%, 11/25/17 (A) ..........................      183,329          183,990
   1.250%, 12/25/17 (A) ..........................      192,014          192,727
   1.250%, 02/25/18 (A) ..........................      528,968          532,114
   1.250%, 04/25/18 (A) ..........................      115,607          116,092
   1.250%, 05/25/18 (A) ..........................      120,583          121,105
   1.250%, 06/25/19 (A) ..........................       69,314           69,755
   1.250%, 07/25/25 (A) ..........................    1,029,436        1,025,598
   1.125%, 03/25/13 (A) ..........................       29,801           29,756
   1.000%, 08/25/18 (A) ..........................      309,574          310,142
   1.000%, 09/25/21 (A) ..........................      383,884          385,205
   1.000%, 11/25/24 (A) ..........................      334,475          335,870
   1.000%, 10/25/31 (A) ..........................    1,044,241        1,053,161
   0.950%, 01/25/19 (A) ..........................       29,340           29,385
   0.875%, 10/25/21 (A) ..........................      153,530          153,822
   0.875%, 01/25/25 (A) ..........................      273,453          274,101
   0.800%, 05/25/18 (A) ..........................    1,112,798        1,111,268
   0.750%, 11/25/20 (A) ..........................      616,074          614,753
   0.700%, 02/25/30 (A) ..........................      407,839          406,974
   0.625%, 01/25/27 (A) ..........................      724,458          720,751


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                USFS FUNDS
                                                               LIMITED DURATION
                                                               GOVERNMENT FUND
                                                               DECEMBER 31, 2010
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SMALL BUSINESS ADMINISTRATION (SBA) -- CONTINUED
--------------------------------------------------------------------------------

DESCRIPTION                                         FACE AMOUNT        VALUE
--------------------------------------------------------------------------------
   0.625%, 03/25/30 (A) ..........................   $  354,846      $   353,120
   0.600%, 09/25/30 (A) ..........................      643,497          639,795
   0.570%, 09/25/31 (A) ..........................      578,425          574,405
   0.570%, 11/25/31 (A) ..........................      548,815          544,991
                                                                     -----------
TOTAL SMALL BUSINESS ADMINISTRATION (SBA)
   (Cost $12,159,772) ............................                    12,260,612
                                                                     -----------

--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS -- 13.3%
--------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC)
   5.250%, 05/15/17 ..............................      711,398          750,977
   4.000%, 06/15/13 ..............................      220,761          221,531
   4.000%, 04/01/14 ..............................       84,106           86,662
   4.000%, 05/01/14 ..............................      794,353          830,946
   4.000%, 10/15/16 ..............................      265,202          270,845
FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)
   5.500%, 12/25/14 ..............................      849,394          906,147
   4.500%, 05/01/14 ..............................      408,302          422,511
   4.500%, 09/25/20 ..............................      224,805          231,601
   1.630%, 03/25/27 (A) ..........................    1,172,662        1,142,716
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)
   4.500%, 08/20/19 ..............................      299,513          317,391
   4.000%, 12/15/18 ..............................      277,608          290,233
NATIONAL CREDIT UNION ADMINISTRATION (NCUA)
   1.840%, 10/07/20 ..............................      927,501          918,082
   1.600%, 10/29/20 ..............................      990,832          970,685
                                                                     -----------
TOTAL U.S. GOVERNMENT AGENCY
   MORTGAGE-BACKED OBLIGATIONS
   (Cost $7,213,761) .............................                     7,360,327
                                                                     -----------





    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                USFS FUNDS
                                                               LIMITED DURATION
                                                               GOVERNMENT FUND
                                                               DECEMBER 31, 2010
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 12.6%
--------------------------------------------------------------------------------

                                                    FACE AMOUNT/
DESCRIPTION                                            SHARES           VALUE
--------------------------------------------------------------------------------
U.S. TREASURY NOTE
   1.000%, 07/15/13                                  $1,000,000      $ 1,004,920
   0.750%, 08/15/13                                   2,000,000        1,995,938
   0.750%, 12/15/13                                   1,000,000          992,891
   0.500%, 11/15/13                                   3,000,000        2,961,327
                                                                     -----------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $6,978,230)                                                   6,955,076
                                                                     -----------

--------------------------------------------------------------------------------
 SHORT TERM INVESTMENT -- 17.6%
--------------------------------------------------------------------------------
SEI Daily Income Trust Government Fund,
   Cl A, 0.050% (C) (Cost $9,730,779)                 9,730,779        9,730,779
                                                                     -----------
TOTAL INVESTMENTS -- 89.0%
   (Cost $49,104,445)                                                $49,283,368
                                                                     ===========

Percentages are based on Net Assets of $55,395,137.
(A) Variable rate security - Rate disclosed is the rate in effect on December 31, 2010.
(B) Step Bonds - The rate reflected on the Schedule of Investments is the effective yield on December 31, 2010. The coupon on a step bond changes on a specified date.
(C)  The rate reported is the 7-day effective yield as of December 31, 2010.

CL -- CLASS





















    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                USFS FUNDS
                                                               TACTICAL ASSET
                                                               ALLOCATION FUND
                                                               DECEMBER 31, 2010
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS (UNAUDITED)+
--------------------------------------------------------------------------------

                              [BAR GRAPH OMITTED]

42.0% Exchange Traded Funds
13.3% Consumer Staples
10.5% Utilities
8.5% Short Term Investment
5.7% Health Care
4.2% Information Technology
4.2% Industrials
3.4% Telecommunication Services
3.1% Energy
2.9% Financials
2.2% Consumer Discretionary
+ PERCENTAGES ARE BASED ON TOTAL INVESTMENTS.

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS
 COMMON STOCK -- 49.2%
--------------------------------------------------------------------------------

DESCRIPTION                                             SHARES          VALUE
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY -- 2.1%
HOME DEPOT .......................................       15,000      $   525,900

CONSUMER STAPLES -- 13.3%
ALTRIA GROUP .....................................       14,560          358,467
COCA-COLA (A) ....................................        8,700          572,199
FLOWERS FOODS ....................................       18,800          505,908
KIMBERLY-CLARK (A) ...............................        7,600          479,104
PEPSI CO (A) .....................................        7,300          476,909
REYNOLDS AMERICAN ................................       11,550          376,761
SYSCO ............................................       16,300          479,220
                                                                     -----------
                                                                       3,248,568
                                                                     -----------
ENERGY -- 3.1%
EL PASO PIPELINE PARTNERS ........................       11,050          369,622
ENERGY TRANSFER PARTNERS .........................        7,280          377,250
                                                                     -----------
                                                                         746,872
                                                                     -----------
FINANCIALS -- 2.9%
HCP ..............................................        9,980          367,164
HEALTH CARE REIT .................................        7,215          343,723
                                                                     -----------
                                                                         710,887
                                                                     -----------



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                USFS FUNDS
                                                               TACTICAL ASSET
                                                               ALLOCATION FUND
                                                               DECEMBER 31, 2010
--------------------------------------------------------------------------------
COMMON STOCK -- CONTINUED
--------------------------------------------------------------------------------

DESCRIPTION                                             SHARES         VALUE
--------------------------------------------------------------------------------
HEALTH CARE -- 5.7%
BRISTOL-MYERS SQUIBB (A) .........................       18,500      $   489,880
ELI LILLY ........................................       12,750          446,760
JOHNSON & JOHNSON (A) ............................        7,300          451,505
                                                                     -----------
                                                                       1,388,145
                                                                     -----------
INDUSTRIALS -- 4.2%
3M (A) ...........................................        5,900          509,170
GENERAL DYNAMICS (A) .............................        7,400          525,104
                                                                     -----------
                                                                       1,034,274
                                                                     -----------
INFORMATION TECHNOLOGY -- 4.2%
AUTOMATIC DATA PROCESSING (A) ....................       11,000          509,080
MICROSOFT (A) ....................................       18,500          516,520
                                                                     -----------
                                                                       1,025,600
                                                                     -----------
TELECOMMUNICATION SERVICES -- 3.3%
FRONTIER COMMUNICATIONS ..........................       41,920          407,882
WINDSTREAM .......................................       29,300          408,442
                                                                     -----------
                                                                         816,324
                                                                     -----------
UTILITIES -- 10.4%
DUKE ENERGY ......................................       19,790          352,460
PINNACLE WEST CAPITAL ............................        8,650          358,542
PORTLAND GENERAL ELECTRIC ........................       17,470          379,099
PROGRESS ENERGY ..................................        8,010          348,275
SOUTHERN .........................................        9,420          360,127
UIL HOLDINGS .....................................       12,850          384,986
WESTAR ENERGY ....................................       14,620          367,839
                                                                     -----------
                                                                       2,551,328
                                                                     -----------
TOTAL COMMON STOCK
   (COST $11,361,661) ............................                    12,047,898
                                                                     -----------


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                USFS FUNDS
                                                               TACTICAL ASSET
                                                               ALLOCATION FUND
                                                               DECEMBER 31, 2010
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EXCHANGE TRADED FUNDS -- 41.6%
--------------------------------------------------------------------------------

                                                      SHARES/
DESCRIPTION                                          CONTRACTS          VALUE
--------------------------------------------------------------------------------
SPDR S&P DIVIDEND                                        20,400     $ 1,060,392
SPDR TRUST SERIES 1 (A)                                  37,210       4,680,274
ULTRA S&P 500 PROSHARES                                  30,175       1,449,909
ULTRA PRO S&P 500 PROSHARES                              14,684       3,008,898
                                                                    -----------
TOTAL EXCHANGE TRADED FUNDS
   (COST $8,406,147)                                                 10,199,473
                                                                    -----------

--------------------------------------------------------------------------------
 SHORT TERM INVESTMENT -- 8.4%
--------------------------------------------------------------------------------
SEI DAILY INCOME TRUST GOVERNMENT FUND, CL A, 0.050% (B)
   (COST $2,061,524)                                  2,061,524       2,061,524
                                                                    -----------
TOTAL INVESTMENTS -- 99.2%
   (COST $21,829,332)                                               $24,308,895
                                                                    ===========
--------------------------------------------------------------------------------
WRITTEN OPTIONS (C) -- (0.3%)
--------------------------------------------------------------------------------
3M CALL OPTION, EXPIRES 01/22/11,
   STRIKE PRICE $90.00                                      (25)           (650)
3M CALL OPTION, EXPIRES 02/19/11,
   STRIKE PRICE $90.00                                      (25)         (2,625)
AUTOMATIC DATA PROCESSING CALL OPTION,
   EXPIRES 02/19/11, STRIKE PRICE $47.50                    (40)         (2,560)
BRISTOL-MYERS SQUIBB CALL OPTION, EXPIRES 01/22/11,
   STRIKE PRICE $27.00                                      (50)           (550)
COCA-COLA CALL OPTION, EXPIRES 01/22/11,
   STRIKE PRICE $65.00                                      (25)         (3,175)
GENERAL DYNAMICS CALL OPTION, EXPIRES 01/22/11,
   STRIKE PRICE $70.00                                      (25)         (4,500)
JOHNSON & JOHNSON CALL OPTION, EXPIRES 01/22/11,
   STRIKE PRICE $65.00                                      (25)           (125)
JOHNSON & JOHNSON CALL OPTION, EXPIRES 02/19/11,
   STRIKE PRICE $62.50                                      (25)         (2,250)
KIMBERLY CLARK CALL OPTION, EXPIRES 02/19/11,
   STRIKE PRICE $65.00                                      (40)         (1,800)
MICROSOFT CALL OPTION, EXPIRES 02/19/11,
   STRIKE PRICE $29.00                                      (50)         (2,500)
PEPSI CO. CALL OPTION, EXPIRES 01/22/11,
   STRIKE PRICE $65.00                                      (25)         (2,625)
SPDR TRUST SERIES 1 ETF CALL OPTION,
   EXPIRES 01/22/11, STRIKE PRICE $122.00                   (50)        (23,000)


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                USFS FUNDS
                                                               TACTICAL ASSET
                                                               ALLOCATION FUND
                                                               DECEMBER 31, 2010
--------------------------------------------------------------------------------
WRITTEN OPTIONS (C) -- CONCLUDED
--------------------------------------------------------------------------------

DESCRIPTION                                          CONTRACTS          VALUE
--------------------------------------------------------------------------------
SPDR Trust Series 1 ETF Call Option,
   Expires 01/22/11, Strike Price $124.00                  (100)        (31,500)
                                                                     ----------
TOTAL WRITTEN OPTIONS
   (Premiums Received $52,409)                                       $  (77,860)
                                                                     ==========


Percentages are based on Net Assets of $24,502,812.
(A) Underlying security for a written call option.
(B) The rate reported is the 7-day effective yield as of December 31, 2010.
(C) Non-income producing security.

CL -- CLASS
ETF -- EXCHANGE TRADED FUND
REIT -- REAL ESTATE INVESTMENT TRUST
S&P -- STANDARD & POOR'S
SPDR -- STANDARD & POOR'S DEPOSITARY RECEIPT


















    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                USFS FUNDS
                                                               DECEMBER 31, 2010
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                                                    USFS FUNDS              USFS FUNDS
                                                 LIMITED DURATION         TACTICAL ASSET
                                                 GOVERNMENT FUND          ALLOCATION FUND
                                                 ----------------         ---------------
ASSETS:
  Investments at Value (Cost $49,104,445 and
     $21,829,332, respectively) ..................  $49,283,368             $24,308,895
  Receivable for Investment Securities Sold ......    6,072,837                 251,956
  Receivable due from Investment Adviser .........       15,556                      --
  Receivable for Dividends and Interest ..........      117,313                  71,274
  Prepaid Expenses ...............................        4,630                   1,958
                                                    -----------             -----------
     TOTAL ASSETS ................................  $55,493,704             $24,634,083
                                                    -----------             -----------
LIABILITIES:
  Written Options, at Value (Premiums
     received N/A and $52,409, respectively) .....           --                  77,860
  Payable for Capital Shares Redeemed ............       11,927                   7,500
  Payable due to Investment Adviser ..............       19,489                  15,691
  Payable due to Administrator ...................       10,615                   4,672
  Payable due to Trustees ........................          544                     239
  Chief Compliance Officer Fees Payable ..........        4,425                   1,943
  Other Payables .................................        2,581                      --
  Other Accrued Expenses .........................       48,986                  23,366
                                                    -----------             -----------
     TOTAL LIABILITIES ...........................       98,567                 131,271
                                                    -----------             -----------
NET ASSETS .......................................  $55,395,137             $24,502,812
                                                    ===========             ===========
NET ASSETS CONSIST OF:
  Paid-in Capital ................................  $55,336,588             $21,806,653
  Undistributed Net Investment Income ............           --                   9,521
  Accumulated Net Realized Gain (Loss) on
     Investments and Written Options .............     (120,374)                232,526
  Net Unrealized Appreciation on Investments and
     Written Options .............................      178,923               2,454,112
                                                    -----------             -----------
NET ASSETS .......................................  $55,395,137             $24,502,812
                                                    ===========             ===========
INSTITUTIONAL SHARES:
  Outstanding Shares of Beneficial Interest
     (Unlimited authorization -- no par value) ...    4,608,508               2,178,217
                                                    ===========             ===========
Net Asset Value, Offering and Redemption
  Price Per Share ................................       $12.02                  $11.25
                                                         ======                  ======

Amounts designated as "--" are $0.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                USFS FUNDS
                                                               FOR THE
                                                               YEAR ENDED
                                                               DECEMBER 31, 2010
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                                     USFS FUNDS            USFS FUNDS
                                                  LIMITED DURATION       TACTICAL ASSET
                                                   GOVERNMENT FUND      ALLOCATION FUND
                                                  ----------------      ---------------
INVESTMENT INCOME
  Interest Income ................................   $1,007,247           $        --
  Dividend Income ................................        3,832               489,009
                                                       ----------            ----------
     TOTAL INVESTMENT INCOME .....................    1,011,079               489,009
                                                     ----------            ----------
EXPENSES:
  Investment Advisory Fees .......................      218,863               176,280
  Administration Fees ............................       89,184                38,364
  Trustees' Fees .................................       10,911                 4,945
  Chief Compliance Officer Fees ..................        8,537                 3,778
  Legal Fees .....................................       69,050                17,726
  Transfer Agent Fees ............................       51,525                39,311
  Audit Fees .....................................       29,953                12,139
  Printing Fees ..................................       18,252                 6,481
  Custodian Fees .................................        6,723                 5,000
  Registration and Filing Fees ...................        4,800                    --
  Offering Costs (See Note 2) ....................           --                18,185
  Insurance and Other Fees .......................       22,969                 4,901
                                                     ----------            ----------
  TOTAL EXPENSES .................................      530,767               327,110
                                                     ----------            ----------
Less: Waiver of Investment Advisory Fees .........     (130,416)                   --
                                                     ----------            ----------
NET EXPENSES .....................................      400,351               327,110
                                                     ----------            ----------
     NET INVESTMENT INCOME .......................      610,728               161,899
                                                     ----------            ----------
NET REALIZED GAIN ON INVESTMENTS .................      505,785               802,125
NET REALIZED GAIN ON WRITTEN OPTIONS .............           --                33,977
NET CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) ON INVESTMENTS ..................     (156,719)            2,166,532
NET CHANGE IN UNREALIZED DEPRECIATION ON
  WRITTEN OPTIONS ................................           --               (25,451)
                                                     ----------            ----------
NET REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS AND WRITTEN OPTIONS .............      349,066             2,977,183
                                                     ----------            ----------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS ................................   $  959,794            $3,139,082
                                                     ==========            ==========

Amounts designated as "--" are $0.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                 USFS FUNDS
                                                                LIMITED DURATION
                                                                GOVERNMENT FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                      YEAR ENDED          YEAR ENDED
                                                     DECEMBER 31,        DECEMBER 31,
                                                         2010                2009
                                                     -----------         -----------
OPERATIONS:
  Net Investment Income ..........................  $   610,728          $ 1,077,927
  Net Realized Gain on Investments ...............      505,785              259,514
  Net Change in Unrealized Depreciation
     on Investments ..............................     (156,719)            (294,329)
                                                    -----------          -----------
  NET INCREASE IN NET ASSETS RESULTING
     FROM OPERATIONS .............................      959,794            1,043,112
                                                    -----------          -----------
DIVIDENDS AND DISTRIBUTIONS:
  Net Investment Income ..........................     (628,515)          (1,053,521)
  Net Realized Gain ..............................     (642,141)            (276,884)
                                                    -----------          -----------
     Total Dividends and Distributions ...........   (1,270,656)          (1,330,405)
                                                    -----------          -----------
CAPITAL SHARE TRANSACTIONS:
  Issued .........................................   38,827,235           27,329,341
  Reinvestment of Distributions ..................      265,155              175,280
  Redeemed .......................................  (28,601,431)          (37,112,771)
                                                    -----------          -----------
  NET INCREASE (DECREASE) IN NET ASSETS DERIVED
     FROM CAPITAL SHARE TRANSACTIONS .............   10,490,959           (9,608,150)
                                                    -----------          -----------
  TOTAL INCREASE (DECREASE) IN NET ASSETS ........   10,180,097           (9,895,443)
                                                    -----------          -----------
NET ASSETS:
  Beginning of Year ..............................   45,215,040           55,110,483
                                                    -----------          -----------
  End of Year ....................................  $55,395,137          $45,215,040
                                                    ===========          ===========
  Undistributed Net Investment Income ............  $        --          $        --
                                                    ===========          ===========
SHARE TRANSACTIONS:
  Issued .........................................    3,187,046            2,246,081
  Reinvestment of Distributions ..................       21,936               14,406
  Redeemed .......................................   (2,346,557)          (3,048,296)
                                                    -----------          -----------
  TOTAL INCREASE (DECREASE) IN SHARES OUTSTANDING
     FROM CAPITAL SHARE TRANSACTIONS .............      862,425             (787,809)
                                                    ===========          ===========

Amounts designated as "--" are $0.



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                  USFS FUNDS
                                                                 TACTICAL ASSET
                                                                 ALLOCATION FUND
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                             YEAR ENDED         PERIOD ENDED
                                                            DECEMBER 31,         DECEMBER 31,
                                                                2010                2009*
                                                            -----------         -------------
OPERATIONS:
  Net Investment Income ...............................   $     161,899           $  58,566
  Net Realized Gain on Investments and Written Options          836,102              45,562
  Net Change in Unrealized Appreciation
     on Investments and Written Options ...............       2,141,081             313,031
                                                            -----------         -----------
  NET INCREASE IN NET ASSETS RESULTING
     FROM OPERATIONS ..................................       3,139,082             417,159
                                                            -----------         -----------
DIVIDENDS AND DISTRIBUTIONS:
  Net Investment Income ...............................        (160,785)            (58,398)
  Net Realized Gain ...................................        (640,899)                 --
                                                            -----------         -----------
    Total Dividends and Distributions .................        (801,684)            (58,398)
                                                            -----------         -----------
CAPITAL SHARE TRANSACTIONS:
  Issued ..............................................       2,974,565          23,238,083
  Reinvestment of Distributions .......................          46,075               1,191
  Redeemed ............................................      (4,010,991)           (442,270)
                                                            -----------         -----------
  NET INCREASE (DECREASE) IN NET ASSETS DERIVED
     FROM CAPITAL SHARE TRANSACTIONS ..................        (990,351)         22,797,004
                                                            -----------         -----------
  TOTAL INCREASE IN NET ASSETS ........................       1,347,047          23,155,765
                                                            -----------         -----------
NET ASSETS:
  Beginning of Period .................................      23,155,765                  --
                                                            -----------         -----------
  End of Period .......................................     $24,502,812         $23,155,765
                                                            ===========         ===========
  Undistributed Net Investment Income .................     $     9,521         $       168
                                                            ===========         ===========
SHARE TRANSACTIONS:
  Issued ..............................................         284,497           2,314,665
  Reinvestment of Distributions .......................           4,193                 116
  Redeemed ............................................        (382,083)            (43,171)
                                                            -----------         -----------
  TOTAL INCREASE (DECREASE) IN SHARES OUTSTANDING
     FROM CAPITAL SHARE TRANSACTIONS ..................         (93,393)          2,271,610
                                                            ===========         ===========

* Fund commenced operations on November 30, 2009.

Amounts designated as "--" are $0.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                 USFS FUNDS
                                                                LIMITED DURATION
                                                                GOVERNMENT FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                     FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
                                                                   FOR THE YEARS ENDED DECEMBER 31
--------------------------------------------------------------------------------------------------
                                           2010        2009(3)       2008        2007        2006
--------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD ................   $ 12.07      $ 12.16      $ 12.12     $ 11.92     $ 11.87
                                         -------      -------      -------     -------     -------
Income from Investment Operations:
Net Investment Income(1) .............      0.14         0.28         0.42        0.53        0.43
Net Realized and
  Unrealized Gain (Loss) .............      0.09        (0.02)        0.08        0.19        0.08
                                         -------      -------      -------     -------     -------
Total from Investment Operations .....      0.23         0.26         0.50        0.72        0.51
                                         -------      -------      -------     -------     -------
Dividends and Distributions:
Net Investment Income ................     (0.14)       (0.27)       (0.42)      (0.52)      (0.46)
Net Realized Gains ...................     (0.14)       (0.08)       (0.04)         --          --
                                         -------      -------      -------     -------     -------
Total Dividends and
  Distributions ......................     (0.28)       (0.35)       (0.46)      (0.52)      (0.46)
                                         -------      -------      -------     -------     -------
NET ASSET VALUE,
  END OF PERIOD ......................   $ 12.02      $ 12.07      $ 12.16     $ 12.12     $ 11.92
                                         =======      =======      =======     =======     =======
TOTAL RETURN+ ........................      1.92%(2)     2.20%(2)     4.22%       6.22%       4.36%
                                         =======      =======      =======     =======     =======
Net Assets, End of Period
  (Thousands) ........................   $55,395      $45,215      $55,110     $63,172     $54,721
Ratio of Expenses to
  Average Net Assets .................      0.75%        0.73%        0.65%       0.53%       0.65%
Ratio of Expenses to
  Average Net Assets
  (Excluding waivers) ................      0.99%        0.73%        0.65%       0.53%       0.65%
Ratio of Net
  Investment Income
  to Average Net Assets ..............      1.14%        2.30%        3.46%       4.40%       3.60%
Portfolio Turnover Rate ..............       647%         165%          54%        104%         41%

+ Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return would have been lower had the Adviser not waived a portion of its fees during the period.
(3) On November 30, 2009, shareholders of the Accessor Limited Duration U. S. Government Fund (the "Predecessor Fund") approved a tax-free reorganization under which all assets and liabilities of the Predecessor Fund were transferred to The Advisors' Inner Circle Fund USFS Funds Limited Duration Government Fund at the close of business on December 11, 2009.

Amounts designated as "--"  are either $0  or have been rounded to $0.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                  USFS FUNDS
                                                                 TACTICAL ASSET
                                                                 ALLOCATION FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                   FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                        FOR THE YEAR OR PERIOD ENDED DECEMBER 31

-------------------------------------------------------------------------------------
                                                             2010             2009(2)
-------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD ....................  $ 10.19           $ 10.00
                                                           -------           -------
Income from Investment Operations:
Net Investment Income(1) ................................     0.07              0.03
Net Realized and Unrealized Gain ........................     1.35              0.19
                                                           -------           -------
Total from Investment Operations ........................     1.42              0.22
                                                           -------           -------
Dividends and Distributions:
Net Investment Income ...................................    (0.07)            (0.03)
Net Realized Gains ......................................    (0.29)               --
                                                           -------           -------
Total Dividends and Distributions .......................    (0.36)            (0.03)
                                                           -------           -------
NET ASSET VALUE, END OF PERIOD ..........................  $ 11.25           $ 10.19
                                                           =======           =======
TOTAL RETURN+ ...........................................    14.07%             2.15%
                                                           =======           =======
Net Assets, End of Period (Thousands) ...................  $24,503           $23,156
Ratio of Expenses to Average Net Assets .................     1.39%             2.45%*
Ratio of Net Investment Income to Average Net Assets ....     0.69%             3.13%*
Portfolio Turnover Rate .................................      175%               25%**

+ Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)  Per share amounts are based upon average shares outstanding.
(2)  Fund commenced operations on November 30, 2009.
*    Annualized
**   Not annualized

Amounts designated as "--"  are either $0  or have been rounded to $0.






    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                USFS FUNDS
                                                               DECEMBER 31, 2010
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. ORGANIZATION:

The Advisors' Inner Circle Fund (the "Trust") is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with thirty-five funds. The financial statements herein are those of the USFS Funds Limited Duration Government Fund, a diversified fund and the USFS Funds Tactical Asset Allocation Fund, a non-diversified fund (the "Funds"). The financial statements of the remaining funds are presented separately. The USFS Funds Limited Duration Government Fund seeks a high level of current income consistent with the preservation of capital. The USFS Funds Tactical Asset Allocation Fund seeks to provide above-average total return (capital appreciation and income) when compared to the broad U.S. equity market. The Funds may change their investment objective without shareholder approval upon 60 days' notice to shareholders. The assets of each fund of the Trust are segregated, and a shareholder's interest is limited to the fund in which shares are held.

On November 30, 2009, the shareholders of the Accessor Limited Duration U.S. Government Fund (the "Predecessor Fund") voted to approve a tax-free reorganization (the "Reorganization") of the Predecessor Fund through a transfer of all assets and liabilities to The Advisors' Inner Circle Fund USFS Funds Limited Duration Government Fund. The Reorganization took place on December 11, 2009. At the close of business on December 11, 2009, each shareholder of the Predecessor Fund received shares of the USFS Funds Limited Duration Government Fund's Institutional Class having a total dollar value equal to the total dollar value of the shares such shareholder held in the Predecessor Fund immediately prior to the Reorganization. As of December 11, 2009, the net assets and shares outstanding of the Predecessor Fund were $39,972,403 and 3,291,088, respectively.

The Funds are registered to offer Institutional Shares.

THE ADVISORS' INNER CIRCLE FUND                                USFS FUNDS
                                                               DECEMBER 31, 2010


--------------------------------------------------------------------------------

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies followed by the Funds:

     USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     SECURITY VALUATION -- Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value.

     Securities for which market prices are not "readily available" are valued in accordance with Fair Value Procedures established by the Funds' Board of Trustees (the "Board"). The Funds' Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; the secu-

THE ADVISORS' INNER CIRCLE FUND                                USFS FUNDS
                                                               DECEMBER 31, 2010

--------------------------------------------------------------------------------

     rity has not been traded for an extended period of time; the security's primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of December 31, 2010, there were no securities valued in accordance with Fair Value Procedures.

     In accordance with GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level
     1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

          Level 1 -- Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

          Level 2 -- Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

          Level 3 -- Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

     Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

THE ADVISORS' INNER CIRCLE FUND                                USFS FUNDS
                                                               DECEMBER 31, 2010

--------------------------------------------------------------------------------

     The summary of the inputs used as of December 31, 2010 in valuing the USFS Funds Limited Duration Government Fund's investments carried at fair value is as follows:

     INVESTMENTS IN SECURITIES             LEVEL 1       LEVEL 2     LEVEL 3       TOTAL
                                         ----------   -----------    --- ---    -----------
     U.S. Government Agency
       Obligations                       $       --   $12,976,574   $     --    $12,976,574
     Small Business Administration               --    12,260,612         --     12,260,612
     U.S. Government Agency
       Mortgage-Backed Obligations               --     7,360,327         --      7,360,327
     U.S. Treasury Obligations                   --     6,955,076         --      6,955,076
     Short Term Investment                9,730,779            --         --      9,730,779
                                         ----------   -----------    --- ---    -----------
     Total Investments in (Securities)   $9,730,779   $39,552,589    $    --    $49,283,368
                                         ==========   ===========    =======    ===========

     As of December 31, 2010, all of the investments and the written options held in the USFS Funds Tactical Asset Allocation Fund are Level 1. For details of investment classifications, reference the Schedules of Investments.

     During the year ended December 31, 2010, there have been no significant transfers between Level 1 and Level 2 assets and liabilities and there have been no significant transfers between Level 2 and Level 3 assets and liabilities. For the year ended December 31, 2010, there were no Level 3 securities. For the year ended December 31, 2010, there have been no significant changes to the Funds' fair valuation methodologies.

     FEDERAL INCOME TAXES -- It is the Funds' intention to continue to qualify as regulated investment companies for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended and to distribute substantially all of its income to shareholders. Accordingly, no provision for Federal income taxes has been made in the financial statements.

     The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether it is "more-likely-than-not" (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management's conclusions regarding tax positions

THE ADVISORS' INNER CIRCLE FUND                                USFS FUNDS
                                                               DECEMBER 31, 2010

--------------------------------------------------------------------------------
     taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-date. Interest income is recognized on an accrual basis from settlement date. Discounts and premiums on securities purchased are accreted and amortized using the scientific interest method, which approximates the effective interest method.

     EXPENSES -- Expenses that are directly related to the Funds are charged to the Funds. Other operating expenses of the Trust are prorated to the Funds based on the number of funds and/or relative daily net assets.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The USFS Funds Limited Duration Government Fund distributes its net investment income monthly and makes distributions of its net realized capital gains, if any, at least annually. The USFS Funds Tactical Asset Allocation Fund distributes its net investment income quarterly and makes distributions of its net realized capital gains, if any, at least annually.

     DEFERRED OFFERING COSTS -- Offering costs, including costs of printing initial prospectus, legal and registration fees, were amortized over twelve months from the inception of the USFS Funds Tactical Asset Allocation Fund. As of December 31, 2010, the offering costs were fully amortized.

3. DERIVATIVE CONTRACTS:

In accordance with the authoritative guidance under U.S. GAAP, the Funds disclose: a) how and why they use derivative instruments, b) how derivative instruments and related hedged items are accounted for and c) how derivative instruments and related hedged items affect their financial position, financial performance and cash flows as follows:

The USFS Funds Tactical Asset Allocation Fund invests in financial options contracts that seek to protect a position within its portfolio through hedging techniques. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option

THE ADVISORS' INNER CIRCLE FUND

                                                               USFS FUNDS
                                                               DECEMBER 31, 2010

--------------------------------------------------------------------------------

written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss.

Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price and short positions are valued at the most recent ask price.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

Finally, for written options, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities.

Transactions in option contracts written for the Tactical Asset Allocation Fund for the fiscal year ended December 31, 2010, were as follows:

                                            NUMBER OF
                                            CONTRACTS         PREMIUMS
                                            ---------         ---------
Outstanding at January 1, 2010 ........          --          $      --
Options written .......................      (6,225)          (894,050)
Options closed ........................       3,060            451,832
Options expired .......................       2,212            310,214
Options exercised .....................         448             79,595
                                             ------          ---------
Outstanding at December 31, 2010 ......        (505)         $ (52,409)
                                             ======          =========

THE ADVISORS' INNER CIRCLE FUND                                USFS FUNDS
                                                               DECEMBER 31, 2010

--------------------------------------------------------------------------------

4. TRANSACTIONS WITH AFFILIATES:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services ( the "Administrator"), a wholly owned subsidiary of SEI Investments Company and/or SEI Investments Distribution Co. (the "Distributor"). Such officers are paid no fees by the Trust for serving as officers of the Trust.

A portion of the services provided by the Chief Compliance Officer ("CCO") and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust's Advisers and service providers as required by SEC regulations. The CCO's services and fees have been approved by and reviewed by the Board.

5. ADMINISTRATION, DISTRIBUTION, TRANSFER AGENCY AND CUSTODIAN AGREEMENTS:

The USFS Funds (the "Funds") and the Administrator are parties to an Administration Agreement under which the Administrator provides administrative services for fees calculated at an annual rate of 0.12% of the Funds' first $1 billion of average daily net assets; 0.10% of the Funds' average daily net assets between $1 billion and $1.5 billion; 0.08% of the Funds' average daily net assets over $1.5 billion, subject to a minimum annual fee for the Funds of $90,000 per Fund and $15,000 for each additional share class. From January 1, 2010 to November 30, 2010, the minimum annual fee for the Funds was $75,000 per Fund and $15,000 for each additional share class. The Adviser made a one-time contribution of $ 25,000 to the Funds' administration fees during the period covered by this report.

The Trust and Distributor are parties to a Distribution Agreement dated November 14, 1991, as Amended and Restated November 14, 2005. The Distributor receives no fees for its distribution services under this agreement.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust.

THE ADVISORS' INNER CIRCLE FUND                                USFS FUNDS
                                                               DECEMBER 31, 2010
--------------------------------------------------------------------------------

Union Bank, N.A. acts as custodian (the "Custodian") for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased and sold by the Funds.

6. INVESTMENT ADVISORY AGREEMENT:

The Trust and Pennant Management, Inc. (the "Adviser") are parties to an Investment Advisory Agreement, under which the Adviser receives an annual fee equal to 0.41% and 0.75% of each Fund's average daily net assets for the USFS Funds Limited Duration Government Fund and the USFS Funds Tactical Asset Allocation Fund, respectively. The Adviser had contractually agreed to waive its fee and other expenses in order to limit the USFS Funds Limited Duration Government Fund's total operating expenses to a maximum of 0.75% of the Fund's average daily net assets until December 14, 2010. Effective December 14, 2010, the Adviser agreed to voluntarily waive its fee and other expenses to limit operating expenses to 0.75% . The Adviser does not have the ability to recapture previously waived fees or reimbursed expenses.

7. INVESTMENT TRANSACTIONS:

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the period ended December 31, 2010, were as follows:
                              PURCHASES                SALES AND MATURITIES
                      --------------------------    --------------------------
                      U.S. GOVERNMENT               U.S. GOVERNMENT
                        SECURITIES       OTHER        SECURITIES       OTHER
                      --------------- ----------    ---------------  ---------
USFS Funds
 Limited Duration
 Government Fund ....  $268,912,471   $  997,500     $274,303,827   $   139,682

USFS Funds
 Tactical Asset
 Allocation Fund ....           --    39,465,638              --     41,505,972

THE ADVISORS' INNER CIRCLE FUND                                USFS FUNDS
                                                               DECEMBER 31, 2010

--------------------------------------------------------------------------------

8. FEDERAL TAX INFORMATION:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or to paid-in capital, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences, primarily attributable to paydowns and distribution reclassifications, have been reclassified to (from) the following accounts:

                             UNDISTRIBUTED NET   ACCUMULATED NET    PAID-IN
                             INVESTMENT INCOME    REALIZED LOSS     CAPITAL
                             -----------------    ------------    ------------
USFS Funds Limited Duration
  Government Fund ..........     $17,787           $(17,394)        $(393)
USFS Funds Tactical Asset
  Allocation Fund ..........       8,239             (8,239)           --

The tax character of dividends and distributions declared during the years ended December 31, 2010 and 2009 was as follows:

                              ORDINARY     LONG TERM      RETURN
                               INCOME    CAPITAL GAIN   OF CAPITAL    TOTAL
                              --------   ------------   ----------   ---------
USFS Funds Limited Duration
  Government Fund
  2010                        $ 994,797    $275,466      $   393    $1,270,656
  2009                        1,088,346     242,059           --     1,330,405

USFS Funds Tactical Asset
  Allocation Fund
  2010                        $801,684     $    --       $   --     $  801,684
  2009                          58,398          --           --         58,398

THE ADVISORS' INNER CIRCLE FUND                                USFS FUNDS
                                                               DECEMBER 31, 2010

--------------------------------------------------------------------------------

As of December 31, 2010, the components of distributable earnings on tax basis were as follows:

                                           USFS FUNDS           USFS FUNDS
                                        LIMITED DURATION      TACTICAL ASSET
                                         GOVERNMENT FUND      ALLOCATION FUND
                                        ----------------      ---------------
Undistributed Ordinary Income .......      $      --             $ 192,609
Undistributed Long-Term
  Capital Gain ......................             --               358,785
Post-October Losses .................       (117,477)                   --
Unrealized Appreciation .............        176,026             2,135,245
Other Temporary Differences .........             --                 9,520
                                           ---------            ----------
Accumulated Earnings ................      $  58,549            $2,696,159
                                           ---------            ----------

Post-October losses represent losses realized on investment transactions from November 1, 2010 through December 31, 2010 that, in accordance with Federal income tax regulations, a Fund may elect to defer and treat as having arisen in the following year.

For Federal income tax purposes, the cost of securities owned at December 31, 2010, and the net realized gains or losses on securities sold for the year, were different from amounts reported for financial reporting purposes, primarily due to wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at December 31, 2010, were as follows:

THE ADVISORS' INNER CIRCLE FUND                                USFS FUNDS
                                                               DECEMBER 31, 2010


--------------------------------------------------------------------------------

                                     AGGREGATE      AGGREGATE
                                       GROSS          GROSS           NET
                         FEDERAL     UNREALIZED     UNREALIZED     UNREALIZED
                        TAX COST    APPRECIATION   DEPRECIATION   APPRECIATION
                      -----------   ------------   ------------   ------------
USFS Funds
 Limited Duration
 Government Fund      $49,107,342   $  364,933      $(188,907)    $  176,026

USFS Funds
 Tactical Asset
 Allocation Fund       22,148,199    2,565,209       (404,513)     2,160,696

9. CONCENTRATION OF RISK:

The market values of the USFS Funds Limited Duration Government Fund's investments will change in response to interest rate changes and other factors. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities) and the Fund's share price to fall. Rising interest rates may also cause investors to pay off mortgage-backed and asset-backed securities later than anticipated, forcing the Fund to keep its money invested at lower rates. Falling interest rates, however, generally cause investors to pay off mortgage-backed and asset-backed securities earlier than expected, forcing the Fund to reinvest the money at a lower interest rate.

The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.

THE ADVISORS' INNER CIRCLE FUND                                USFS FUNDS
                                                               DECEMBER 31, 2010

--------------------------------------------------------------------------------

10. OTHER:

At December 31, 2010, for the USFS Funds Limited Duration Government Fund, 92% of total shares outstanding were held by two record shareholders each owning 10% or greater of the aggregate total shares outstanding. At December 31, 2010, for the USFS Funds Tactical Asset Allocation Fund, 85% of total shares outstanding were held by one record shareholder owning 10% or greater of the aggregate total shares outstanding. These shareholders were comprised of omnibus accounts that were held on behalf of various individual shareholders.

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

11. ACCOUNTING PRONOUNCEMENT:

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update ("ASU") No. 2010-06, "Improving Disclosures about Fair Value Measurements." ASU No. 2010-06 will require reporting entities to make new disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

12. SUBSEQUENT EVENTS:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional adjustments were required to the financial statements.

THE ADVISORS' INNER CIRCLE FUND                                       USFS FUNDS



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of The Advisors' Inner Circle Fund and Shareholders of USFS Funds Limited Duration Government Fund and USFS Funds Tactical Asset Allocation Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of USFS Funds Limited Duration Government Fund and USFS Funds Tactical Asset Allocation Fund (two of the funds constituting The Advisors' Inner Circle Fund, hereafter referred to as the "Funds") at December 31, 2010, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods indicated in the two years then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the USFS Limited Duration Government Fund (previously the Accessor Limited Duration U.S. Government Fund), for each of the years ended on or before December 31, 2008 were audited by another independent registered public accounting firm whose report, dated February 27, 2009, expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 28, 2011

THE ADVISORS' INNER CIRCLE FUND                                       USFS FUNDS


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISCLOSURE OF FUND EXPENSES (Unaudited)
--------------------------------------------------------------------------------

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund's gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund's average net assets; this percentage is known as a mutual fund's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the following page illustrates your Fund's costs in two ways:

O ACTUAL FUND RETURN. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The "Expenses Paid During Period" column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the "Ending Account Value" number is derived from deducting that expense cost from the Fund's gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under "Expenses Paid During Period."

O HYPOTHETICAL 5% RETURN. This section helps you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund's comparative cost by comparing the hypothetical result for your Fund in the "Expenses Paid During Period" column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS' INNER CIRCLE FUND                                       USFS FUNDS


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISCLOSURE OF FUND EXPENSES (CONCLUDED) (UNAUDITED)
--------------------------------------------------------------------------------

NOTE: Because the hypothetical return is set at 5% for comparison purposes --NOT your Fund's actual return -- the account values shown may not apply to your specific investment.

--------------------------------------------------------------------------------
                             BEGINNING       ENDING                 EXPENSES
                              ACCOUNT       ACCOUNT    ANNUALIZED     PAID
                               VALUE         VALUE      EXPENSE      DURING
                             07/01/10      12/31/10     RATIOS       PERIOD*
--------------------------------------------------------------------------------
USFS FUNDS LIMITED DURATION GOVERNMENT FUND
ACTUAL FUND RETURN           $1,000.00    $1,001.60     0.75%        $ 3.78
HYPOTHETICAL 5% RETURN        1,000.00     1,021.42     0.75%          3.82
--------------------------------------------------------------------------------
USFS FUNDS TACTICAL ASSET ALLOCATION FUND
ACTUAL FUND RETURN           $1,000.00    $1,225.90     1.41%        $ 7.93
HYPOTHETICAL 5% RETURN        1,000.00     1,018.08     1.41%          7.19
--------------------------------------------------------------------------------
*    Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
--------------------------------------------------------------------------------

THE ADVISORS' INNER CIRCLE FUND                                       USFS FUNDS


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND (Unaudited)
--------------------------------------------------------------------------------

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be "interested persons" of the Trust are referred to as "Independent Board Members." Messrs. Nesher and Doran are Trustees who may be deemed to be "interested" persons of the Trust as that term is defined in the 1940 Act by virtue
                                                        TERM OF
                                POSITION(S)           OFFICE AND
   NAME, ADDRESS(1),            HELD WITH              LENGTH OF
         AGE                    THE TRUST           TIME SERVED(2)
--------------------------------------------------------------------------------
INTERESTED
BOARD MEMBERS

ROBERT A. NESHER                Chairman             (Since 1991)
64 yrs. old                   of the Board
                              of Trustees










--------------------------------------------------------------------------------

WILLIAM M. DORAN                Trustee              (Since 1992)
1701 Market Street,
Philadelphia, PA 19103
70 yrs. old












--------------------------------------------------------------------------------

(1) Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
(2) Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.
(3) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the Investment Company Act of 1940.

THE ADVISORS' INNER CIRCLE FUND                                       USFS FUNDS


--------------------------------------------------------------------------------

of their affiliation with the Trust's Distributor. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-877-299-USFS (8737). The following chart lists Trustees and Officers as of December 31, 2010.

                               NUMBER OF FUNDS
                               IN THE ADVISORS'
                              INNER CIRCLE FUND
PRINCIPAL OCCUPATION(S)           OVERSEEN BY             OTHER DIRECTORSHIPS
 DURING PAST 5 YEARS             BOARD MEMBER           HELD BY BOARD MEMBER(3)
-------------------------------------------------------------------------------------------------------
Currently performs various            35         Trustee of The Advisors' Inner Circle Fund II, Bishop
services on behalf of SEI                        Street Funds, SEI Asset Allocation Trust, SEI Daily
Investments for which                            Income Trust, SEI Institutional International Trust,
Mr. Nesher is compensated.                       SEI Institutional Investments Trust, SEI Institutional
                                                 Managed Trust, SEI Liquid Asset Trust, SEI Tax
                                                 Exempt Trust, and SEI Alpha Strategy Portfolios, L.P.,
                                                 Director of SEI Global Master Fund, plc, SEI Global
                                                 Assets Fund, PLC, SEI Global Investments Fund, plc,
                                                 SEI Investments Global, Limited, SEI Investments --
                                                 Global Fund Services, Limited, SEI Investments
                                                 (Europe) Limited, SEI Investments -- Unit Trust
                                                 Management (UK) Limited, SEI Global Nominee Ltd.,
                                                 SEI Opportunity Fund, L.P., SEI Structured Credit
                                                 Fund, L.P., SEI Multi-Strategy Funds plc and SEI
                                                 Islamic Investments Fund plc.
-------------------------------------------------------------------------------------------------------
Self-employed Consultant since        35         Trustee of The Advisors' Inner Circle Fund II, Bishop
2003. Partner, Morgan, Lewis                     Street Funds, SEI Asset Allocation Trust, SEI Daily
& Bockius LLP (law firm)                         Income Trust, SEI Institutional International Trust,
from 1976-2003, counsel to                       SEI Institutional Investments Trust, SEI Institutional
the Trust, SEI, SIMC, the                        Managed Trust, SEI Liquid Asset Trust, SEI Tax
Administrator and the                            Exempt Trust, and SEI Alpha Strategy Portfolios,
Distributor. Director of SEI                     L.P., Director of SEI since 1974. Director of the
Investments since 1974;                          Distributor since 2003. Director of SEI Investments --
Secretary of SEI Investments                     Global Fund Services, Limited, SEI Investments
since 1978.                                      Global, Limited, SEI Investments (Europe), Limited,
                                                 SEI Investments (Asia), Limited and SEI Asset Korea
                                                 Co., Ltd., SEI Global Nominee Limited and SEI
                                                 Investments -- Unit Trust Management (UK) Limited.
-------------------------------------------------------------------------------------------------------

THE ADVISORS' INNER CIRCLE FUND                                       USFS FUNDS


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND (UNAUDITED)
--------------------------------------------------------------------------------

                                                         TERM OF
                                  POSITION(S)          OFFICE AND
  NAME, ADDRESS(1),                HELD WITH            LENGTH OF
         AGE                       THE TRUST          TIME SERVED(2)
--------------------------------------------------------------------------------
INDEPENDENT
BOARD MEMBERS

JAMES M. STOREY                     Trustee           (Since 1994)
79 yrs. old






--------------------------------------------------------------------------------

GEORGE J. SULLIVAN, JR.             Trustee            (Since 1999)
67 yrs. old







--------------------------------------------------------------------------------

BETTY L. KRIKORIAN                  Trustee            (Since 2005)
67 yrs. old








--------------------------------------------------------------------------------

(1) Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
(2) Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.
(3) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the Investment Company Act of 1940.

THE ADVISORS' INNER CIRCLE FUND                                      USFS FUNDS



--------------------------------------------------------------------------------

                                  NUMBER OF FUNDS
                                  IN THE ADVISORS'
                                 INNER CIRCLE FUND
PRINCIPAL OCCUPATION(S)             OVERSEEN BY              OTHER DIRECTORSHIPS
  DURING PAST 5 YEARS              BOARD MEMBER            HELD BY BOARD MEMBER(3)
---------------------------------------------------------------------------------------------
Attorney, Solo Practitioner since        35           Trustee of The Advisors' Inner Circle
1994. Partner, Dechert, Price &                       Fund II, Bishop Street Funds and U.S.
Rhoads (law firm) September 1987-                     Charitable Gift Trust, SEI Asset
December 1993.                                        Allocation Trust, SEI Daily Income
                                                      Trust, SEI Institutional International
                                                      Trust, SEI Institutional Investments
                                                      Trust, SEI Institutional Managed
                                                      Trust, SEI Liquid Asset Trust, SEI Tax
                                                      Exempt Trust and SEI Alpha Strategy
                                                      Portfolios, L.P.
---------------------------------------------------------------------------------------------

Self-Employed Consultant, Newfound       35           Trustee of The Advisors' Inner Circle
Consultants, Inc. since April 1997.                   Fund II, Bishop Street Funds, State
                                                      Street Navigator Securities Lending
                                                      Trust, SEI Asset Allocation Trust, SEI
                                                      Daily Income Trust, SEI Institutional
                                                      International Trust, SEI Institutional
                                                      Investments Trust, SEI Institutional
                                                      Managed Trust, SEI Liquid Asset
                                                      Trust, SEI Tax Exempt Trust, and SEI
                                                      Alpha Strategy Portfolios, L.P.,
                                                      Director of SEI Opportunity Fund,
                                                      L.P., and SEI Structured Credit Fund,
                                                      L.P., Member of the independent
                                                      review committee for SEI's Canadian-
                                                      registered mutual funds.
---------------------------------------------------------------------------------------------

Vice President Compliance AARP           35           Trustee of The Advisors' Inner Circle
Financial, Inc. since 2008. Self-                     Fund II and Bishop Street Funds.
employed Legal and Financial
Services Consultant since 2003.
Counsel to State Street Bank Global
Securities and Cash Operations
from 1995 to 2003.
---------------------------------------------------------------------------------------------

THE ADVISORS' INNER CIRCLE FUND                                       USFS FUNDS



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND (UNAUDITED)
--------------------------------------------------------------------------------


                                                               TERM OF
                                    POSITION(S)              OFFICE AND
    NAME, ADDRESS(1),                HELD WITH                LENGTH OF
          AGE                        THE TRUST              TIME SERVED(2)
--------------------------------------------------------------------------------
INDEPENDENT
BOARD MEMBERS (CONTINUED)

CHARLES E. CARLBOM                    Trustee               (Since 2005)
76 yrs. old


--------------------------------------------------------------------------------
MITCHELL A. JOHNSON                   Trustee               (Since 2005)
68 yrs. old



--------------------------------------------------------------------------------
JOHN K. DARR                          Trustee               (Since 2008)
66 yrs. old


--------------------------------------------------------------------------------
OFFICERS

PHILIP T. MASTERSON                  President              (Since 2008)
46 yrs. old







--------------------------------------------------------------------------------
MICHAEL LAWSON                 Treasurer, Controller         (Since 2005)
50 yrs. old                          and Chief
                                 Financial Officer



--------------------------------------------------------------------------------

(1) Unless otherwise noted, the business address of each trustee/officer is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
(2) Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.
(3) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the Investment Company Act of 1940.

THE ADVISORS' INNER CIRCLE FUND                                       USFS FUNDS
--------------------------------------------------------------------------------

                                        NUMBER OF FUNDS
                                        IN THE ADVISORS'
                                       INNER CIRCLE FUND
PRINCIPAL OCCUPATION(S)                   OVERSEEN BY              OTHER DIRECTORSHIPS
 DURING PAST 5 YEARS                     BOARD MEMBER            HELD BY BOARD MEMBER(3)
--------------------------------------------------------------------------------------------------
Self-employed Business Consultant,             35          Trustee of The Advisors' Inner Circle
Business Project Inc. since 1997.                          Fund II, Bishop Street Funds. Director
CEO and President, United Grocers                          of Oregon Transfer Co.
Inc. from 1997 to 2000
--------------------------------------------------------------------------------------------------
Retired.                                       35          Director, Federal Agricultural Mortgage
                                                           Corporation. Trustee of The Advisors'
                                                           Inner Circle Fund II, Bishop Street
                                                           Funds, SEI Asset Allocation Trust, SEI
                                                           Daily Income Trust, SEI Institutional
                                                           International Trust, SEI Institutional
                                                           Investments Trust, SEI Institutional
                                                           Management Trust, SEI Liquid Asset
                                                           Trust, SEI Tax Exempt Trust and SEI
                                                           Alpha Strategic Portfolios, L.P.
--------------------------------------------------------------------------------------------------
CEO, Office of Finance, FHL Banks,             35          Director of Federal Home Loan Bank
from 1992 to 2007                                          of Pittsburgh and Manna, Inc. and
                                                           Trustee of The Advisors' Inner Circle
                                                           Fund II and Bishop Street Funds.
--------------------------------------------------------------------------------------------------
Managing Director of SEI Investments           N/A                       N/A
since 2006. Vice President and Assistant
Secretary of the Administrator from
2004 to 2006. General Counsel of Citco
Mutual Fund Services from 2003 to
2004. Vice President and Associate
Counsel for the Oppenheimer Funds
from 2001 to 2003.
--------------------------------------------------------------------------------------------------
Director, SEI Investments, Fund                N/A                       N/A
Accounting since July 2005.
Manager, SEI Investments AVP from
April 1995 to Febuary 1998 and
November 1998 to July 2005.
--------------------------------------------------------------------------------------------------

THE ADVISORS' INNER CIRCLE FUND                                       USFS FUNDS

--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND (UNAUDITED)
--------------------------------------------------------------------------------


                                                              TERM OF
                                POSITION(S)                 OFFICE AND
     NAME, ADDRESS(1),          HELD WITH                    LENGTH OF
           AGE                  THE TRUST                   TIME SERVED
--------------------------------------------------------------------------------
OFFICERS (CONTINUED)

RUSSELL EMERY                Chief Compliance              (Since 2006)
47 yrs. old                       Officer






--------------------------------------------------------------------------------
JOSEPH GALLO                   Vice President              (Since 2007)
37 yrs. old                    and Secretary





--------------------------------------------------------------------------------
CAROLYN MEAD                 Vice President and           (Since 2007)
53 yrs. old                  Assistant Secretary


--------------------------------------------------------------------------------
JAMES NDIAYE                 Vice President and           (Since 2004)
42 yrs. old                  Assistant Secretary



--------------------------------------------------------------------------------
TIMOTHY D. BARTO             Vice President and           (Since 2000)
42 yrs. old                  Assistant Secretary



--------------------------------------------------------------------------------
MICHAEL BEATTIE                Vice President         (Since August 2009)
45 yrs. old
--------------------------------------------------------------------------------
ANDREW S. DECKER                AML Officer               (Since 2008)
47 yrs. old

--------------------------------------------------------------------------------

(1) The business address of each officer is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

THE ADVISORS' INNER CIRCLE FUND                                       USFS FUNDS

------------------------------------------------------------------------------------------------------
                                                                  NUMBER OF FUNDS
                                                                  IN THE ADVISORS'         OTHER
                                                                  INNER CIRCLE FUND    DIRECTORSHIPS
            PRINCIPAL OCCUPATION(S)                                  OVERSEEN BY           HELD BY
             DURING PAST 5 YEARS                                     BOARD MEMBER       BOARD MEMBER
------------------------------------------------------------------------------------------------------
Chief Compliance Officer of SEI Structured Credit Fund,                  N/A                N/A
LP and SEI Alpha Strategy Portfolios, LP since June
2007. Chief Compliance Officer of SEI Opportunity
Fund, L.P., SEI Institutional Managed Trust, SEI Asset
Allocation Trust, SEI Institutional International Trust, SEI
Institutional Investments Trust, SEI Daily Income Trust,
SEI Liquid Asset Trust and SEI Tax Exempt Trust since
March 2006. Director of Investment Product Management
and Development, SEI Investments, since February 2003;
Senior Investment Analyst -- Equity team, at SEI
Investments, from March 2000 to February 2003.
------------------------------------------------------------------------------------------------------
Corporate Counsel of SEI since 2007; Associate Counsel,                  N/A               N/A
ICMA Retirement Corporation, 2004-2007; Federal
Investigator, U.S. Department of Labor, 2002-2004;
U.S. Securities and Exchange Commission -- Department
of Investment Management, 2003.
------------------------------------------------------------------------------------------------------
Corporate Counsel at SEI since 2007. Associate,                          N/A               N/A
Stradley, Ronon, Stevens & Young, 2004 to 2007.
Counsel, ING Variable Annuities, 1999 to 2002.
------------------------------------------------------------------------------------------------------
Employed by SEI Investments Company since 2004. Vice                     N/A               N/A
President, Deutsche Asset Management from 2003-2004.
Associate, Morgan, Lewis & Bockius LLP from 2000-
2003. Counsel, Assistant Vice President, ING Variable
Annuities Group from 1999-2000.
------------------------------------------------------------------------------------------------------
General Counsel, Vice President and Assistant Secretary                  N/A               N/A
of SEI Investments Global Funds Services since 1999;
Associate, Dechert, Price & Rhoads (law firm) from
1997-1999; Associate, Richter, Miller & Finn (law firm)
from 1994-1997.
------------------------------------------------------------------------------------------------------
Director of Client Services at SEI since 2004.                           N/A               N/A
------------------------------------------------------------------------------------------------------
Compliance Officer and Product Manager, SEI, 2005-                       N/A               N/A
2008. Vice President of Old Mutual Capital, 2000 to 2005.
Operations Director, Prudential Investments, 1998-2000.
------------------------------------------------------------------------------------------------------

THE ADVISORS' INNER CIRCLE FUND                                       USFS FUNDS


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTICE TO SHAREHOLDERS (Unaudited)
--------------------------------------------------------------------------------

For shareholders that do not have a December 31, 2010 tax year end, this notice is for informational purposes only. For shareholders with a December 31, 2010 tax year end, please consult your tax adviser as to the pertinence of this notice. For the fiscal year ended December 31, 2010, the portfolio is designating the following items with regard to distributions paid during the year.

                                                           DIVIDENDS
                                                           QUALIFYING
                                                          FOR CORPORATE
             LONG TERM        ORDINARY                      DIVIDENDS    QUALIFYING     U.S.       INTEREST      SHORT-TERM
  RETURN    CAPITAL GAIN       INCOME           TOTAL      RECEIVABLE     DIVIDEND   GOVERNMENT     RELATED      CAPITAL GAIN
OF CAPITAL  DISTRIBUTION    DISTRIBUTIONS  DISTRIBUTIONS   DEDUCTION(1)   INCOME(2)  INTEREST(3)   DIVIDENDS(4)  DIVIDENDS(5)
----------  ------------    -------------  -------------  -------------  ----------  -----------   ------------  -------------
USFS FUNDS LIMITED DURATION GOVERNMENT FUND
  0.03%        21.69%          78.28%         100.00%          0.00%        0.00%      21.94%        100.00%        100.00%

USFS FUNDS TACTICAL ASSET ALLOCATION FUND
  0.00%        0.00%          100.00%         100.00%         60.36%       59.37%       0.00%          0.00%        100.00%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).

(2) The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3) "U.S. Government Interest" represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of the Funds who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4) The percentage in this column represents the amount of "Interest Related Dividends" as created by the American Jobs Creation Act of 2004 and is a percentage of net investment income that is exempt from U.S. withholding tax when paid for foreign investors.

(5) The percentage in this column represents the amount of "Short-Term Capital Gain Dividends" as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

                                   USFS FUNDS

                                P.O. Box 219009
                           Kansas City, MO 64121-2009

                                    ADVISER:
                            Pennant Management, Inc.
                             11270 West Park Place
                                   Suite 1025
                           Milwaukee, Wisconsin 53224

                                  DISTRIBUTOR:
                        SEI Investments Distribution Co.
                            One Freedom Valley Drive
                                 Oaks, PA 19456

                                 ADMINISTRATOR:
                     SEI Investments Global Funds Services
                            One Freedom Valley Drive
                                 Oaks, PA 19456

                                 LEGAL COUNSEL:
                          Morgan, Lewis & Bockius LLP
                          1111 Pennsylvania Ave., N.W.
                              Washington, DC 20004








This information must be preceded or accompanied by a current prospectus for the Fund.

USF-AR-001-0200

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, comptroller or principal accounting officer, and any person who performs a similar function.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are George Sullivan and John Darr, and are independent as defined in Form N-CSR Item 3(a)(2).

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees billed by PricewaterhouseCoopers ("PwC LLP") Related to the Trust

PwC LLP billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:


                                   2010                                                     2009
---------------------------------------------------------------------------------------------------------------------------
               ALL FEES AND    ALL FEES AND       ALL OTHER FEES      ALL FEES AND      ALL FEES AND       ALL OTHER FEES
                SERVICES TO      SERVICES TO        AND SERVICES      SERVICES TO       SERVICES TO         AND SERVICES
              THE TRUST THAT      SERVICE           TO SERVICE       THE TRUST THAT        SERVICE             TO SERVICE
                WERE PRE-     AFFILIATES THAT     AFFILIATES THAT      WERE PRE-      AFFILIATES THAT      AFFILIATES THAT
                APPROVED         WERE PRE-            DID NOT           APPROVED          WERE PRE-             DID NOT
                                 APPROVED           REQUIRE PRE-                          APPROVED           REQUIRE PRE-
                                                      APPROVED                                                 APPROVED
---------------------------------------------------------------------------------------------------------------------------
(a) Audit        $58,626            N/A                 N/A             $50,928              N/A                  N/A
    Fees(1)
---------------------------------------------------------------------------------------------------------------------------
(b) Audit-          N/A             N/A                 N/A               N/A                N/A                  N/A
    Related
    Fees
---------------------------------------------------------------------------------------------------------------------------
(c) Tax             N/A             N/A                 N/A               N/A                N/A                  N/A
    Fees
---------------------------------------------------------------------------------------------------------------------------
(d) All             N/A             N/A                 N/A               N/A                N/A                  N/A
    Other
    Fees
---------------------------------------------------------------------------------------------------------------------------

Notes:

(1) Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

Fees billed by Ernst & Young LLC ("E&Y LLC") Related to the Trust

E&Y LLC billed the Trust aggregate fees for services rendered to the Trust for the last fiscal period as follows:

                                     2010
--------------------------------------------------------------------
               ALL FEES AND      ALL FEES AND       ALL OTHER FEES
                SERVICES TO       SERVICES TO        AND SERVICES
              THE TRUST THAT        SERVICE           TO SERVICE
                 WERE PRE-      AFFILIATES THAT    AFFILIATES THAT
                 APPROVED         WERE PRE-            DID NOT
                                   APPROVED          REQUIRE PRE-
                                                      APPROVED
--------------------------------------------------------------------
(a) Audit         $37,932            N/A                  N/A
    Fees(1)
--------------------------------------------------------------------
(b) Audit-          N/A              N/A                  N/A
    Related
    Fees
--------------------------------------------------------------------
(c) Tax             N/A              N/A                  N/A
    Fees
--------------------------------------------------------------------
(d) All             N/A              N/A                  N/A
    Other
    Fees
--------------------------------------------------------------------

Notes:

(1) Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) Not applicable.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC LLP):

             --------------------------------------------------
                                          2010     2009
             --------------------------------------------------
                  Audit-Related Fees       0%        0%
             --------------------------------------------------
                  Tax Fees                 0%        0%
             --------------------------------------------------
                  All Other Fees           0%        0%
             --------------------------------------------------


(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y LLC):

                  ---------------------------------------
                                                 2010
                  ---------------------------------------
                     Audit-Related Fees           0%
                  ---------------------------------------
                     Tax Fees                     0%
                  ---------------------------------------
                     All Other Fees               0%
                  ---------------------------------------

(f)  Not applicable.

(g) The aggregate non-audit fees and services billed by PwC LLP for the last two fiscal years were $0 and $0 for 2010 and 2009, respectively.

(g) The aggregate non-audit fees and services billed by E&Y LLC for the last fiscal period was $0 for 2010.

(h) During the past fiscal year, Registrant's principal accountant provided certain non-audit services to Registrant's investment adviser or to entities controlling, controlled by, or under common control with Registrant's investment adviser that provide ongoing services to Registrant that were not subject to pre- approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The audit committee of Registrant's Board of Trustees reviewed and considered these non-audit services provided by Registrant's principal accountant to Registrant's affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end management investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a -3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a -3(b)) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a -15(b) or 240.15d -15(b)).

(b) There has been no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a -3(d))) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEMS 12. EXHIBITS.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a -2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a -2(b)) also accompany this filing as an Exhibit.


--------------------------------------------------------------------------------

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant)                                    The Advisors' Inner Circle Fund

                                                /s/  Philip T. Masterson
By (Signature and Title)*                       ------------------------------
                                                Philip T. Masterson
                                                President
Date: March 10, 2011


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

                                                 /s/  Philip T. Masterson
By (Signature and Title)*                        ------------------------------
                                                 Philip T. Masterson
                                                 President

Date: March 10, 2011
                                                 /s/   Michael Lawson
By (Signature and Title)*                        ------------------------------
                                                 Michael Lawson
                                                 Treasurer, Controller & CFO
Date: March 10, 2011


* Print the name and title of each signing officer under his or her signature.